SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 22, 2003


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


        California                        0-27122                94-2900635
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
       Incorporation)                                        Identification No.)

                   150 Rose Orchard Way                     95134
                       San Jose, CA                       (Zip Code)
         (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (408) 432-0888

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

     This report is being filed by Adept Technology, Inc. (the "Registrant") to announce its financial results for the second quarter of fiscal year 2003 ended December 28, 2002 as well as its outlook for the third quarter of fiscal year 2003. The press release issued by the Registrant relating to the financial results announcement is filed as Exhibit 99.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

     The following exhibit is filed with this report on Form 8-K:

     Exhibit No.                   Description
     -----------                   -----------

     99.1            Press Release of the Registrant issued on January 22, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADEPT TECHNOLOGY, INC.



Date:  January 22, 2003       By:   /s/  Michael W. Overby
                                  -------------------------------------
                                    Michael W. Overby
                                    Vice President and Chief Financial Officer